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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  July 31, 2003


                                 LANTRONIX, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)



            Delaware                333-37508              33-0362767
   -----------------------       ----------------       -----------------
(State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)            File Number)        Identification No.)

                             15353 Barranca Parkway
                                   Irvine, CA
                                      92618
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (949) 453-3990


          (Former name or former address, if changed since last report)


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Item 5.        Other Events

On Monday, July 28, 2003, Lantronix, Inc., a Delaware corporation ("Lantronix") issued new stock option grants to employees pursuant to the Tender Offer Statement on Schedule TO filed by Lantronix with the Securities and Exchange Commission on December 19, 2002, as amended on January 8, 2003, January 21, 2003 and January 27, 2003 (as so amended, the "Schedule TO"), relating to its Offer to Exchange certain outstanding eligible stock options to purchase shares of our Common Stock, upon the terms and subject to the conditions described in the (i) Offer to Exchange, (ii) the Election Form, and (iii) the Notice to Withdraw from the Offer.

The Offer to Exchange, including all withdrawal rights, expired at 9:00 p.m., Pacific Time, on Friday, January 24, 2003. Pursuant to the terms and conditions of the Offer to Exchange, a total of seventy-eight (78) eligible optionees participated in the program. At that time, Lantronix announced it accepted for cancellation options to purchase 1,378,124 shares of its common stock and anticipated issuing new options to purchase 1,033,593 shares of its common stock effective as of July 28, 2003 in exchange for the options surrendered and accepted pursuant to the Offer to Exchange. In addition to that announced, and because the terms of the Offer to Exchange required cancellation of any grants during the six (6) months prior and 6 months following January 24, 2003, one additional option to purchase 100,000 shares of Lantronix common stock was also cancelled. Furthermore, the Offer to Exchange required participants to remain employed with Lantronix in order to receive a new option grant. Prior to July 28, 2003, thirteen (13) participants terminated employment with Lantronix for various reasons. As a result, the number of options and number of shares of common stock underlying the options that were anticipated at that time to be issued were reduced accordingly. Consequently, options to purchase 950,905 shares of Lantronix common stock were issued to the remaining sixty-five (65) participants on July 28, 2003.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LANTRONIX, INC.


Date:  July 31, 2003                 By:
                                        ----------------------------------------
                                         Michael S. Oswald
                                         Vice President, General Counsel and
                                         Secretary


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